UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008
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AMCOL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	0-15661 Commission File Number	36-0724340 I.R.S. Employer Identification Number

One North Arlington, 1500 West Shure Drive, Suite 500
Arlington Heights, IL 60004-7803
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 394-8730

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On May 14, 2008, CETCO Oilfield Services Company (“COSCO”), a Delaware corporation and wholly-owned subsidiary of AMCOL International Corporation (the “Company”) entered into, an Asset Purchase Agreement (the “Purchase Agreement”) with Premium Reeled Tubing, L.L.C., a Louisiana limited liability company (“PRT”), pursuant to which COSCO purchased substantially all the assets, and assumed certain liabilities, of PRT related to or used in the oilfield service and coil tubing industries (the “Acquisition”). The aggregate purchase price was $44.2 million in cash and stock of the Company, and the Acquisition was completed with entry into the Purchase Agreement on May 14, 2008, effective as of 10:00 a.m., Central Time, on May 15, 2008. The foregoing does not purport to be a complete description of the Purchase Agreement and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference to provide information regarding its terms.

The Purchase Agreement contains representations and warranties that should not be relied upon by investors as statements of factual information. Except for its status as the contractual document between the parties with respect to the transactions described therein, the Purchase Agreement is not intended to provide factual information about the parties. The representation and warranties were made only for purposes of the Purchase Agreement, as of specific dates, and were solely for the benefit of the parties to the Purchase Agreement, which may be subject to limitations agreed to by the parties, including being qualified by disclosures between the parties. These representations and warranties may also have been made for purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.

Item 8.01 Other Events

On May 19, 2008, the Company issued a press release announcing the Acquisition, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Asset Purchase Agreement, dated as of May 14, 2008.

99.1	Press Release, dated May 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION

Date: May 19, 2008	By:	/s/ Donald W. Pearson
Donald W. Pearson
Vice President and Chief Financial Office